SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES, PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION

Xtrackers MSCI EAFE ESG Leaders Equity ETF (EASG)

Xtrackers MSCI USA ESG Leaders Equity ETF (USSG)

Effective February 3, 2025, MSCI Inc. (the Index Provider) will change the name of each fund’s respective Underlying Index as indicated below. At such time, each fund will also change its name as indicated below and references to each current Underlying Index name and each current fund name are replaced with the new Underlying Index name and the new fund name. There will be no changes to the index methodology of any Underlying Index and no changes in the investment policies of any fund. Each fund will continue to seek investment results that correspond generally to the performance, before fees and expenses, of its Underlying Index. Each fund’s ticker symbol will remain the same.

Current Underlying Index Name	New Underlying Index Name	Current Fund Name	New Fund Name
MSCI EAFE ESG Leaders Index	MSCI EAFE Selection Index	Xtrackers MSCI EAFE ESG Leaders Equity ETF	Xtrackers MSCI EAFE Selection Equity ETF
MSCI USA ESG Leaders Index	MSCI USA Selection Index	Xtrackers MSCI USA ESG Leaders Equity ETF	Xtrackers MSCI USA Selection Equity ETF

Please Retain This Supplement for Future Reference

January 23, 2025

PRO_SAISTKR25-02